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AT&T UNIPLAN Service Terms and Pricing

Exhibit 10.48.7

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

                      AT&T UNIPLAN Service Terms and Pricing Attachment

CUSTOMER Name (Full Legal Name):            Easylink Services Corporation

Date of execution of Agreement: September 30, 2003    s/ George Frylinck
(by CUSTOMER)

                                September 30, 2003    (by AT&T)
================================================================================

1. Services Provided. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.

      A. AT&T UNIPLAN Service. AT&T UNIPLAN Service and Associated Optional AT&T 800 Services (AT&T Tariff F.C.C. Nos. 1, 2 and 14 as amended from time to time). (Associated Optional AT&T 800 Services are defined in AT&T Tariff F.C.C. No. 1, Section 6.19. 1.)

      B. Access Connections. AT&T Private Line Service (AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of AT&T ACCUNET T1.5 Service Access Connections.

      C. AT&T Local Channel Services. AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11, as amended from time to time) consisting of AT&T TERRESTRIAL 1.544 Mbps Local Channel Services.

2. Term. The Term of this Attachment is 36 months. For each service provided under this Attachment, the Term begins on the first day of the first full billing month for the first service provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). Different Services may have different billing cycles, and so the billing months may be staggered. For each service, however, the Term will begin within one month after the Term begins for the first service provided under this Attachment.

3. Minimum Revenue Conunitments. The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period.

            3.1   Minimum Revenue Conunitment (MRC)


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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AT&T UNIPLAN Service Terms and Pricing


    The MRC for each Commitment Period is as provided in the following chart:

           Commitment Period                        MRC
           -----------------                        ---
           Ramp-Up Period                       not applicable
           Months 1-12 of this Attachment       $120,000
           Months 13-24 of this Attachment      $120,000Months 25-36 of this
           Attachment                           $120,000

      4. Rates and Charges . The Rates and Charges for the Services provided under this Attachment are the same as the undiscounted Rates and Charges under the applicable Tariffs, as amended from time to time, except as specified in this Attachment. AT&T reserves the right to change from time to time the rates for Services under this Attachment, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, or any other governmental entity or authority, concerning (i) compensation of payphone service providers, (ii) universal service fund ("USE") charges, (iii) presubscribed interexchange carrier charges ("PICCs"), or (iv) other governmental charges or fees imposed in connection with the provision of Services, or to reasonably reflect charges or payment obligations imposed on AT&T related to termination of international outbound calls to foreign mobile numbers.


            D.    AT&T UNIPLAN Service and Associated Optional 800 Services.

                  1. Domestic Usage Charges. The domestic usage charges for AT&T UNIPLAN Service and Associated Optional 800 Services provided under this Attachment are the same as the standard domestic usage charges under the AT&T UNIPLAN Service ORPO IV, as set forth in AT&T Tariff F.C.C. No. 1, as amended from time to time, except as provided in the following chart:


                                                     ----------  ---------------
                                                     Initial 30  Each Additional
                                                     Seconds or     Second or
                                                      Fraction       Fraction
                                                     ----------  ---------------
                      Special access outbound calls       [*]         [*]
                      Switched access outbound calls      [*]         [*]
                      Special access inbound calls        [*]         [*]
                      Switched access inbound calls       [*]         [*]


                  2. International Usage Charge . The international usage charges for AT&T UNIPLAN Service and Associated Optional 800 Services provided under this Attachment are the same as the standard international usage charges under the AT&T UNIPLAN Service ORPO IV, as set forth in AT&T Tariff F.C.C. No. 1, as amended from time to time, except those set forth below. AT&T may adjust the international usage charges for AT&T UNIPLAN Service upon 7 days' written notice to CUSTOMER. Such adjustments may include introduction of separate rates for different types of calls (such as calls to foreign mobile telephone numbers or international audiotext calls) and new rates for new countries.

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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AT&T UNIPLAN Service Terms and Pricing

                  3. International Usage Charges (Mainland/PR - Canada). The following international usage charges are in lieu of the rates specified under the AT&T UNIPLAN Service ORPO IV, as set forth in AT&T Tariff F.C.C. No. 1, Rate Table 6.19.9-6, utilizing Special access, as amended from time to time:





                                                     Special Access
                                           -------------------------------------
Country                                      Initial 30          Each Add'l
                                             Seconds or           Second or
                                              Fraction            Fraction
                                           -------------------------------------
Canada (All Mileage Bands)                      [*]                  [*]

                  4. International Usage Charges (Mainland/PR - Mexico). The following international usage charges are in lieu of the rates specified under the AT&T UNIPLAN Service ORPO IV, as set forth in AT&T Tariff F.C.C. No. 1, Rate Table 6.19.9-7, utilizing Special access, as amended from time to time:


                                                     Special Access
                                           -------------------------------------
Country                                      Initial 30         Each Add'l 1
                                             Seconds or           Second or
                                              Fraction            Fraction
                                           -------------------------------------
Mexico (All Rate Tables)                        [*]                  [*]

                  5. International Usage Charges (Mainland/PR - All other Countries). The following international usage charges are in lieu of the rates specified under the AT&T UNIPLAN Service ORPO IV, as set forth in AT&T Tariff F.C.C. No. 1, Rate Table 6.19.9-8, utilizing Special access, as amended from time to time:


                                                     Special Access
                                           -------------------------------------
Country                                      Initial 30         Each Add'l 1
                                             Seconds or           Second or
                                              Fraction            Fraction
                                           -------------------------------------
Albania                                         [*]                  [*]
Algeria                                         [*]                  [*]
American Samoa                                  [*]                  [*]
Andorra                                         [*]                  [*]
Angola                                          [*]                  [*]
Anguilla                                        [*]                  [*]
Antarctica (Casey)                              [*]                  [*]
Antarctica (Scott)                              [*]                  [*]
Antigua (Including Barbuda)                     [*]                  [*]
Argentina                                       [*]                  [*]
Armenia                                         [*]                  [*]
Aruba                                           [*]                  [*]
Ascension Island                                [*]                  [*]



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                      Use Pursuant to Company Instructions

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AT&T UNIPLAN Service Terms and Pricing


                                                           Special Access
                                                --------------------------------
Country                                           Initial 30        Each Add'l 1
                                                  Seconds or          Second or
                                                   Fraction           Fraction
                                                --------------------------------
Australia                                            [*]                  [*]
Austria                                              [*]                  [*]
Azerbaijan                                           [*]                  [*]
Bahamas                                              [*]                  [*]
Bahrain                                              [*]                  [*]
Bangladesh, People's Republic of                     [*]                  [*]
Barbados                                             [*]                  [*]
Belarus                                              [*]                  [*]
Belgium                                              [*]                  [*]
Belize                                               [*]                  [*]
Benin, People's Republic of                          [*]                  [*]
Bermuda                                              [*]                  [*]
Bhutan                                               [*]                  [*]
Bolivia                                              [*]                  [*]
Bosnia-Herzegovina, Republics of                     [*]                  [*]
Botswana                                             [*]                  [*]
Brazil                                               [*]                  [*]
British Virgin Islands (Including Anegada,           [*]                  [*]
Camanoe Island, Guana Island, Jost Van
Dyke, Little Thatch, Marina Cay, Mosquito
Island, North Sound, Peter Island, Tortola
and Virgin Gorda)
Brunei                                               [*]                  [*]
Bulgaria                                             [*]                  [*]
Burkina Faso                                         [*]                  [*]
Burma (Myanmar)                                      [*]                  [*]
Burundi                                              [*]                  [*]
Cambodia                                             [*]                  [*]
Cameroon                                             [*]                  [*]
Cape Verde Islands                                   [*]                  [*]
Cayman Islands                                       [*]                  [*]
Central African Republic                             [*]                  [*]
Chad, Republic of                                    [*]                  [*]
Chile                                                [*]                  [*]
China, People's Republic of                          [*]                  [*]
Christmas & Cocos Islands                            [*]                  [*]
Colombia                                             [*]                  [*]
Comoros, Federal and Islamic Republic of             [*]                  [*]
Congo, Republic of                                   [*]                  [*]
Cook Islands                                         [*]                  [*]
Costa Rica                                           [*]                  [*]
Croatia, Republic of                                 [*]                  [*]
Cuba                                                 [*]                  [*]
Cyprus                                               [*]                  [*]



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                      Use Pursuant to Company Instructions

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AT&T UNIPLAN Service Terms and Pricing


                                                         Special Access
                                              ----------------------------------
Country                                           Initial 30        Each Add'I 1
                                                  Seconds or          Second or
                                                   Fraction           Fraction
                                              ----------------------------------
Czech Republic                                       [*]                  [*]
Denmark                                              [*]                  [*]
Diego Garcia                                         [*]                  [*]
Djibouti, Republic of                                [*]                  [*]
Dominica                                             [*]                  [*]
Dominican Republic                                   [*]                  [*]
Ecuador                                              [*]                  [*]
Egypt, Arab Republic of                              [*]                  [*]
El Salvador                                          [*]                  [*]
Equatorial Guinea, Republic of                       [*]                  [*]
Eritrea                                              [*]                  [*]
Estonia                                              [*]                  [*]
Ethiopia                                             [*]                  [*]
Faeroe Islands                                       [*]                  [*]
Falkland Islands                                     [*]                  [*]
Federated States of Micronesia                       [*]                  [*]
Fiji Islands                                         [*]                  [*]
Finland                                              [*]                  [*]
France                                               [*]                  [*]
French Antilles (Martinique, St. Barthelemy          [*]                  [*]
and St. Martin)
French Guiana                                        [*]                  [*]
French Polynesia (Including the Islands of           [*]                  [*]
Moorea and Tahiti)
Gabon Republic                                       [*]                  [*]
Gambia                                               [*]                  [*]
Georgia                                              [*]                  [*]
Germany                                              [*]                  [*]
Ghana                                                [*]                  [*]
Gibraltar                                            [*]                  [*]
Greece                                               [*]                  [*]
Greenland                                            [*]                  [*]
Grenada (Including Carriacou)                        [*]                  [*]
Guadeloupe                                           [*]                  [*]
Guantanamo (U.S. Naval Base)                         [*]                  [*]
Guatemala                                            [*]                  [*]
Guinea-Bissau                                        [*]                  [*]
Guinea, People's Revolutionary Republic              [*]                  [*]
Guyana                                               [*]                  [*]
Haiti                                                [*]                  [*]
Honduras                                             [*]                  [*]
Hong Kong                                            [*]                  [*]
Hungary                                              [*]                  [*]



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                      Use Pursuant to Company Instructions

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AT&T UNIPLAN Service Terms and Pricing

                                                         Special Access
                                              ---------------------------------
Country                                           Initial 30       Each Add'l 1
                                                  Seconds or         Second or
                                                   Fraction          Fraction
                                              ----------------------------------
Iceland                                              [*]                  [*]
India                                                [*]                  [*]
Indonesia                                            [*]                  [*]
Iran                                                 [*]                  [*]
Iraq                                                 [*]                  [*]
Ireland                                              [*]                  [*]
Israel                                               [*]                  [*]
Italy                                                [*]                  [*]
Ivory Coast, Republic of                             [*]                  [*]
Jamaica                                              [*]                  [*]
Japan (Including Okinawa)                            [*]                  [*]
Jordan                                               [*]                  [*]
Kazakhstan                                           [*]                  [*]
Kenya, Republic of                                   [*]                  [*]
Kiribati                                             [*]                  [*]
Korea, North                                         [*]                  [*]
Korea, South                                         [*]                  [*]
Kuwait                                               [*]                  [*]
Kyrgyzstan                                           [*]                  [*]
Laos                                                 [*]                  [*]
Latvia                                               [*]                  [*]
Lebanon                                              [*]                  [*]
Lesotho                                              [*]                  [*]
Liberia                                              [*]                  [*]
Libyan Arab People's Socialist Jamahiriya            [*]                  [*]
Liechtenstein                                        [*]                  [*]
Lithuania                                            [*]                  [*]
Luxembourg                                           [*]                  [*]
Macao                                                [*]                  [*]
Macedonia, Former Yugoslav Republic of               [*]                  [*]
Madagascar, Democratic Republic of                   [*]                  [*]
Malawi                                               [*]                  [*]
Malaysia                                             [*]                  [*]
Maldives, Republic of                                [*]                  [*]
Mali, Republic of                                    [*]                  [*]
Malta, Republic of                                   [*]                  [*]
Marshall Islands                                     [*]                  [*]
Mauritania, Islamic Republic of                      [*]                  [*]
Mauritius                                            [*]                  [*]
Mayotte Island                                       [*]                  [*]
Moldova                                              [*]                  [*]
Monaco                                               [*]                  [*]
Mongolian People's Republic                          [*]                  [*]


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                      Use Pursuant to Company Instructions

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AT&T UNIPLAN Service Terms and Pricing

                                                           Special Access
                                                --------------------------------
Country                                          Initial 30         Each Add'l 1
                                                 Seconds or           Second or
                                                  Fraction            Fraction
                                                 -------------------------------
Montserrat                                           [*]                  [*]
Morocco, Kingdom of                                  [*]                  [*]
Mozambique                                           [*]                  [*]
Namibia                                              [*]                  [*]
Nauru                                                [*]                  [*]
Nepal                                                [*]                  [*]
Netherlands                                          [*]                  [*]
Netherlands Antilles (Bonaire, Curacao,              [*]                  [*]
Saba, St. Eustatius and St. Maarten)
Nevis                                                [*]                  [*]
New Caledonia                                        [*]                  [*]
New Zealand (Including Chatham Island)               [*]                  [*]
Nicaragua                                            [*]                  [*]
Niger, Republic of                                   [*]                  [*]
Nigeria, Federal Republic of                         [*]                  [*]
Niue                                                 [*]                  [*]
Norfolk Island                                       [*]                  [*]
Norway (Including Svalbard)                          [*]                  [*]
Oman                                                 [*]                  [*]
Pakistan                                             [*]                  [*]
Palau, Republic of                                   [*]                  [*]
Panama, Republic of                                  [*]                  [*]
Papua New Guinea (Admiralty Islands,                 [*]                  [*]
Bougainville, New Britain and New Ireland)
Paraguay                                             [*]                  [*]
Peru                                                 [*]                  [*]
Philippines                                          [*]                  [*]
Poland, People's Republic of                         [*]                  [*]
Portugal (Including Azores and Madeira               [*]                  [*]
Islands)
Qatar                                                [*]                  [*]
Reunion Island                                       [*]                  [*]
Romania, Socialist Republic of                       [*]                  [*]
Russia                                               [*]                  [*]
Rwanda                                               [*]                  [*]
San Marino                                           [*]                  [*]
Sao Tome                                             [*]                  [*]
Saudi Arabia                                         [*]                  [*]
Senegal Republic                                     [*]                  [*]
Seychelles Islands                                   [*]                  [*]
Sierra Leone                                         [*]                  [*]
Singapore, Republic of                               [*]                  [*]


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                      Use Pursuant to Company Instructions

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AT&T UNIPLAN Service Terms and Pricing


                                                        Special Access
                                             -----------------------------------
Country                                          Initial 30         Each Add'I 1
                                                 Seconds or           Second or
                                                  Fraction            Fraction
                                            ------------------------------------
Slovakia                                            [*]                  [*]
Slovenia, Republic of                               [*]                  [*]
Solomon Islands                                     [*]                  [*]
Somali Republic                                     [*]                  [*]
South Africa, Republic of                           [*]                  [*]
Spain (Including Balearic Islands, Canary           [*]                  [*]
Islands, Ceuta and Melilla)
Sri Lanka, Democratic Socialist Republic of         [*]                  [*]
St. Helena                                          [*]                  [*]
St. Kitts                                           [*]                  [*]
St. Lucia                                           [*]                  [*]
St. Pierre & Miquelon                               [*]                  [*]
St. Vincent and The Grenadines                      [*]                  [*]
Sudan                                               [*]                  [*]
Suriname, Republic of                               [*]                  [*]
Swaziland                                           [*]                  [*]
Sweden                                              [*]                  [*]
Switzerland                                         [*]                  [*]
Syrian Arab Republic                                [*]                  [*]
Taiwan                                              [*]                  [*]
Tajikistan                                          [*]                  [*]
Tanzania                                            [*]                  [*]
Thailand                                            [*]                  [*]
Togo, Republic of                                   [*]                  [*]
Tonga Islands                                       [*]                  [*]
Trinidad & Tobago, Democratic Republic of           [*]                  [*]
Tunisia                                             [*]                  [*]
Turkey                                              [*]                  [*]
Turkmenistan                                        [*]                  [*]
Turks & Caicos Islands                              [*]                  [*]
Tuvalu                                              [*]                  [*]
Uganda                                              [*]                  [*]
Ukraine                                             [*]                  [*]
United Arab Emirates (Abu Dhabi, Ajman,             [*]                  [*]
Dubai, Fujairah, Ras al Khaimah, Sharjah
and Umm al Qaiwain)
United Kingdom (Including the Channel               [*]                  [*]
Islands, England, Isle of Man, Northern
Ireland, Scotland and Wales)
Uruguay                                             [*]                  [*]
Uzbekistan                                          [*]                  [*]


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                      Use Pursuant to Company Instructions

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AT&T UNIPLAN Service Terms and Pricing


                                                          Special Access
                                                --------------------------------
Country                                           Initial 30        Each Add'I 1
                                                  Seconds or          Second or
                                                   Fraction           Fraction
                                                -------------------------------
Vanuatu, Republic of                                  [*]                 [*]
Vatican City                                          [*]                 [*]
Venezuela                                             [*]                 [*]
Vietnam, Socialist Republic of                        [*]                 [*]
Wallis & Fortuna Islands                              [*]                 [*]
Western Samoa                                         [*]                 [*]
Yemen, Republic of (Including Aden &                  [*]                 [*]
Almahrah)
Yugoslavia, Federal Republic of                       [*]                 [*]
Zaire, Republic of                                    [*]                 [*]
Zambia                                                [*]                 [*]
Zimbabwe                                              [*]                 [*]

                  6. Discounts. The following monthly discounts are the only discounts for the Services provided under this Attachment. No other discounts apply. Discounts are calculated in the manner described in AT&T Service Guide for the AT&T UNIPLAN Service ORPO IV Term Plan, except that for purposes of the computation of the amount of total monthly domestic usage charges in Sections 5.B and 5.C below, AT&T Uniplan Service Domestic usage charges will be measured separately from Associated Optional 800 Service Domestic usage charges and the separate discounts of Section 5.B and 5.C will be separately applied to the two sets of services.

                                  [*][*]
             ------------------------------------------------------
             Total Monthly Domestic Usage Charges          Discount
             ------------------------------------------------------
                             [*]                              [*]
                             [*]                              [*]

            E.    [*]

             ------------------------------------------------------
             Total Monthly Domestic Usage Charges           Discount
             ------------------------------------------------------
                             [*]                              [*]
                             [*]                              [*]


5. [*][*]Monitoring Conditions. If CUSTOMER fails to satisfy any of the following Monitoring Conditions during any month of the Term, AT&T may assess a Non-compliance Charge. Unless otherwise provided, the Non-compliance Charge is equal to [*] of the undiscounted usage charges incurred under this Attachment during that month.

      A. At least [*] of the domestic minutes of use of AT&T UNIPLAN Service and Associated Optional 800 Services must be for interstate calling.

      B. The Average Length of Call (ALOC) for AT&T UNIPLAN Service and Associated Optional 800 Service calls must be at least[*].


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AT&T UNIPLAN Service Terms and Pricing


      C. The number of locations served by switched access must be less than[*]. AT&T may reject any order submitted to add a location above this limit.

6. Credits and Waivers. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply.

7. [*] [*] [*] [*][*] [*]Classifications, Practices and Regulations. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Tariffs.

      A. Detariffing. If during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation.

      B. Definitions. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

8. Termination. Either party may terminate this Attachment by notice to the other party. The termination will be effective at the end of the first billing month that begins on or after the date notice of termination is provided. If CUSTOMER continues to use any of the Services after the effective date of such termination, the rates, terms and conditions will be as provided in the applicable Tariffs. The Customer may discontinue this Attachment prior to the end of the Attachment Term, provided the
      Customer: (1) is current in payment to AT&T for its existing telecommunication services; and (2) replaces this Attachment with other domestic and/or international telecommunications Services (excluding Wireless or Broadband Service) provided by AT&T having: (i) an equal or greater new annual and/or monthly revenue commitment(s), and (ii) a new term equal to or greater than the remaining term, but not less than 3 years. If the Customer is terminating more than one Attachment per this provision, the new MARC must be equal to or greater than the sum of all the MARCs in the Attachments that are being discontinued.

================================================================================

                                END OF ATTACHMENT




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                      Use Pursuant to Company Instructions